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                                                                Exhibit 10.9

                    AMENDMENT TO ACCEPTANCE CREDIT AGREEMENT
                    ----------------------------------------

         THIS AMENDMENT is made this 26th day of March, 1997, by and between ARMOR HOLDINGS, INC. (the "Borrower") and BARNETT BANK, N.A. (the "Bank").

                                    Recitals

         The Borrower and the Bank entered into an Acceptance Credit Agreement (as amended from time to time, the "Acceptance Agreement") dated November 14, 1996, pursuant to which the Bank has provided an acceptance credit facility to the Borrower. The parties wish to amend the Acceptance Agreement in accordance with the terms hereof.

         NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

         1. Section 7 of the Acceptance Agreement is hereby amended so that, from and after the date hereof, such section shall read as follows:

              7. The Bank's obligation to accept Drafts hereunder shall terminate on the Revolving Expiration Date (as defined in the Note). The Bank shall not in any event be required to accept Drafts hereunder during the continuance of a Default or an Event of Default hereunder or under the Loan Agreement.

         2. From and after the date hereof, all references in the Acceptance Agreement to the "Loan Agreement" shall mean the Amended and Restated Loan Agreement of even date herewith, as the same may be amended or restated from time to time, between the Borrower and the Bank.

         3. The Borrower certifies that as of the date hereof: (a) all of its representations and warranties in the Acceptance Agreement are true and correct as if made on the date hereof; and (b) no Default or Event of Default has occurred under the Acceptance Agreement. The Acceptance Agreement shall continue in full force and effect except as modified herein.

         DATED the day and year first above written.


                                            ARMOR HOLDINGS, INC.

                                            By: /s/ Carol T. Burke
                                               --------------------------------
                                               Its: Vice President - Finance
                                                   ----------------------------

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                                            BARNETT BANK, N.A.

                                            By: Sharon W. Bowens
                                               --------------------------------
                                               Its: Loan Closing Officer
                                                   ----------------------------

STATE OF GEORGIA

COUNTY OF CAMDEN

         The foregoing instrument was executed, acknowledged and delivered before me this 26th day of March, 1997, by Carol T. Burke the Vice President of Finance of Armor Holdings, Inc., on behalf of the corporation, in Camden County, Georgia.

                                            /s/ V. Thomas Fountain
                                            ------------------------------
                                            Notary Public, State and County
                                               aforesaid
                                            Print Name: V. Thomas Fountain
                                            My Commission Expires: Jan 16, 2000

                                                      [Notary Seal]



STATE OF GEORGIA

COUNTY OF CAMDEN

         The foregoing instrument was executed, acknowledged and delivered before me this 26th day of March, 1997, by Sharon W. Bowens the Loan Closing Officer of Barnett Bank, N.A., on behalf of the bank, in Camden County, Georgia.

                                            /s/ V. Thomas Fountain
                                            ------------------------------
                                            Notary Public, State and County
                                               aforesaid
                                            Print Name: V. Thomas Fountain
                                            My Commission Expires: Jan 16, 2000

                                                      [Notary Seal]

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